SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)-------------------------------


                              MARTIN COLOR-FI, INC.
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             (Exact name of registrant as specified in its charter)


SOUTH CAROLINA                       0-21340                   57-0879569
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(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)           Identification No.)


306 Main Street, Edgefield, South Carolina                      29824
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code               (803) 637-7000
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         (Former name or former address, if changed since last report.)

Item 3.   Bankruptcy or Receivership.

     On November 16, 1998, the registrant filed a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of South Carolina as a debtor in possession. The proceeding is styled In Re: Martin Color-Fi, Inc., and its docket number is 98-10145W.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                 MARTIN COLOR-FI, INC.

November 17, 1998                   s/James F. Martin
                                 By:-------------------------------------------
                                    James F. Martin
                                    Chief Executive Officer